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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 ---------------

                                    FORM 8-K
                                 ---------------


                                 CURRENT REPORT
     Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): October 7, 2008

                               RONSON CORPORATION
               (Exact Name of Registrant as Specified in Charter)

          New Jersey                      001-01031              22-0743290
(State or other jurisdiction of    (Commission File Number)    (IRS Employer
        incorporation)                                       Identification No.)

Corporate Park III, Campus Drive, PO Box 6707, Somerset, NJ     08875-6707
          (Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code: (732) 469-8300

         (Former Name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01   Entry Into a Material Definitive Agreement.

         The Board of Directors of Ronson Corporation (the "Company") has approved Amendment Number 3 to the Company's Preferred Shares Rights Agreement (the "Rights Agreement"), extending the final expiration date of the Rights Agreement to September 1, 2011. The Rights Agreement was originally adopted with a ten-year term expiring on October 22, 2008.

         Pursuant to Section 12 of the Rights Agreement as originally adopted, the Company has filed with Registrar and Transfer Company, as rights agent, its certificate reflecting adjustments to the purchase price of rights under the Rights Plan which result from share dividends declared by the Company's Board of Directors since adoption of the Rights Plan. As a result of these dividends, the purchase price of each right to purchase one one-thousandth share of the Company's Series A Participating Preferred Stock, $.001 par value, issuable under the Rights Plan has been adjusted to $14.22 (from $20.00), and the redemption price to the Company for each such right has been adjusted to $0.0071 (from $0.0100).

Item 3.03   Material Modification to Rights to Security Holders.

         The disclosure in Item 1.01 of this Current Report on Form 8-K is incorporated in this Item 3.03 by reference.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits

  No.    Description
-------  -----------------------------------------------------------------------

  4.1 Amendment Number 3 to Preferred Shares Rights Plan between Ronson Corporation and Registrar and Transfer Co. (incorporated by reference to Exhibit 4 to the Amendment No. 1 on Form 8-A/A filed by the Company on October 10, 2008 with respect to the Company's Registration Statement on Form 8-A)

  4.2    Certificate of Adjusted  Exercise Price  (incorporated  by reference to
         Exhibit 5 to Amendment No. 1 on Form 8-A/A filed by the Company on October 10, 2008 with respect to the Company's Registration Statement on Form 8-A)



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 RONSON CORPORATION


Date: October 10, 2008           By:  /s/Daryl K. Holcomb
                                      ------------------------------------------
                                      Daryl K. Holcomb
                                      Vice President and Chief Financial Officer


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                                  Exhibit Index



  No.    Description
-------  -----------------------------------------------------------------------

  4.4 Amendment Number 3 to Preferred Shares Rights Plan between Ronson Corporation and Registrar and Transfer Co. (incorporated by reference to Exhibit 4 to the Amendment No. 1 on Form 8-A/A filed by the Company on October 10, 2008)

  4.5    Certificate of Adjusted  Exercise Price  (incorporated  by reference to
         Exhibit 5 to Amendment No. 1 on Form 8-A/A filed by the Company on October 10, 2008)